                   U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 29, 2003



                          NAPCO SECURITY SYSTEMS, INC.

               (Exact name of registrant as specified in charter)


   Delaware                           0-10004                11-2277818
(State or other                     (Commission             (IRS Employer
 jurisdiction of                    File Number)          Identification No.)
 incorporation)

                              333 BAYVIEW AVENUE
                            AMITYVILLE, NY   11701

         (Address of principal executive offices, including Zip Code)


      Registrant's telephone number, including area code:  631-842-9400


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     Attached as Exhibit 99.1 is a copy of a press release dated December 29, 2003.


Forward Looking Statements

This press release contains forward-looking statements that involve numerous risks and uncertainties. Actual results, performance or achievements could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in the Company's filings with the Securities and Exchange Commission.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.
                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS.

                  Exhibit 99.1 Press Release of NAPCO SECURITY SYSTEMS, INC. dated December 29, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     Attached as Exhibit 99.1 is a copy of a press release dated December 29, 2003.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    NAPCO SECURITY SYSTEMS, INC.




Date:  December 29, 2003            By: /s/ Kevin S. Buchel
                                    ----------------------------
                                    Kevin S. Buchel
                                    Senior Vice President and
                                    Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.       Description

Exhibit 99.1 Press Release of Napco Securities Systems, Inc. dated December 29, 2003